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                                                                   Exhibit 23(a)



                         [ERNST & YOUNG LLP LETTERHEAD]



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 6, 1996, in the Registration Statement (Form S-4) and related Prospectus of Park National Corporation for the registration of 2,345,000 shares of its common stock.




                                                    Ernst & Young LLP




Columbus, Ohio
January 22, 1997